UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2016

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On October 25, 2016, the shareholders of Cree, Inc. (the “Company”) approved amendments to the Company’s 2013 Long-Term Incentive Compensation Plan, as amended (the “Plan”).  The Plan was amended to increase the number of shares that may be issued under the Plan by 2,500,000 shares, establish minimum vesting periods for equity awards, and establish maximum equity award limits for initial and annual awards to outside directors.

The terms of the Plan are set forth under the caption “Proposal No. 2—Approval of Amendments to 2013 Long-Term Incentive Compensation Plan” in the Company’s definitive proxy statement for the Company’s 2016 annual meeting filed with the Securities and Exchange Commission (the “Commission”) on September 6, 2016.  Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan, filed as Exhibit 10.1 to this report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on October 25, 2016. The shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Commission on September 6, 2016.

Proposal No. 1: Election of eight nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld

Charles M. Swoboda	68,918,475	5,410,332
Clyde R. Hosein	69,783,473	4,545,334
Robert A. Ingram	65,395,718	8,933,089
Darren R. Jackson	73,596,045	732,762
C. Howard Nye	69,821,387	4,507,420
John B. Replogle	69,749,555	4,579,252
Thomas H. Werner	69,058,641	5,270,166
Anne C. Whitaker	69,830,022	4,498,785

Broker Non-Votes: 18,396,210

All nominees were elected.

Proposal No. 2: Approval of amendments to the Plan to increase the number of shares authorized for issuance under the plan, establish minimum vesting periods for equity awards, and establish maximum equity award limits for initial and annual awards to outside directors.  The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of 2013 Long-Term Incentive Compensation Plan amendments	60,048,226	14,090,046	190,535

Broker Non-Votes: 18,396,210

Proposal No. 2 was approved.

Proposal No. 3: Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending June 25, 2017. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Ratification of PricewaterhouseCoopers LLP appointment	91,946,985	561,918	216,114

Proposal No. 3 was approved.

Proposal No. 4: Advisory (nonbinding) vote to approve executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote to approve executive compensation	37,505,308	36,599,665	223,834

Broker Non-Votes: 18,396,210

Proposal No. 4 was approved.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	2013 Long-Term Incentive Compensation Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Michael E. McDevitt
Michael E. McDevitt
Executive Vice President and Chief Financial Officer

Date: October 28, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2013 Long-Term Incentive Compensation Plan, as amended